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The Commodore Account A

Semiannual Report
June 30, 2003

(inside front cover)

This report is for the information of the contract owners and participants of Annuity Investors Life Insurance Company® and Annuity Investors® Variable Account A. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, call toll free (800) 789-6771.

Table of Contents	Page
Letter from the President	2

Portfolio Semiannual Reports
AIM Variable Insurance Funds	I
AIM V.I. Capital Development Fund-Series I Shares
AIM V.I. Government Securities Fund-Series I Shares
AIM V.I. Premier Equity Fund-Series I Shares
Dreyfus Portfolio	II
Dreyfus Variable Investment Fund
Appreciation Portfolio-Initial Shares
Developing Leaders Portfolio-Initial Shares
Growth and Income Portfolio-Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund
Janus Aspen Series	III
Balanced Portfolio Institutional Shares
Capital Appreciation Portfolio Institutional Shares
International Growth Portfolio - Service Shares
Mid Cap Growth Portfolio Institutional Shares
Worldwide Growth Portfolio Institutional Shares
Merrill Lynch Variable Series Fund, Inc.	IV
Basic Value V.I. Fund
Domestic Money Market V.I. Fund
Global Allocation V.I. Fund
High Current Income V.I. Fund
PBHG Insurance Series Fund	V
PBHG Growth II Portfolio
PBHG Mid-Cap Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communications Portfolio
Scudder VIT	VI
VIT EAFE® Equity Index Fund
VIT Small Cap Index Fund
Strong Opportunity Fund II	VII
The Universal Institutional Funds, Inc.	VIII
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I
Van Kampen UIF U.S. Real Estate Portfolio-Class I

Dear Commodore® Variable Annuity Contract Owner:

Enclosed are the June 30, 2003 Semiannual Reports for the Portfolios in which the subaccounts of Annuity Investors® Life Variable Account A invest. The economic news of the first half of the year was refreshingly upbeat, as stocks moved upward on the positive news generated by America's victory in the war in Iraq and the passage of a $350 billion tax cut. All major stock indices continued the rally that began in the fourth quarter of 2002 and finished in positive territory. Federal Reserve Chief Alan Greenspan, in his report to Congress on the country's economic state during the first half of the year, was cautiously optimistic while stating that the Fed planned to hold interest rates low for as long as needed to continue to stimulate economic growth. Remember your Commodore variable annuity is a long-term investment vehicle, offering a broad array of professionally managed investment options to help meet your investment needs.

For the six months ending June 30, 2003, the stock market, as measured by the Standard & Poor's Composite Stock 500 Index, incurred a gain of 11.76%, and the NYSE Composite Index incurred a gain of 10.03%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, had a gain of 3.93% over the same period. The average annual total returns of the subaccounts offered under your Contract for the period January 1, 2003 to June 30, 2003 are shown below.

AIM V.I. Capital Development Fund-Series I Shares	13.89%
AIM V.I. Government Securities Fund-Series I Shares	0.99%
AIM V.I. Premier Equity Fund-Series I Shares	9.74%
Dreyfus VIF Appreciation Portfolio Initial-Shares	7.84%
Dreyfus VIF Developing Leaders Portfolio-Initial Shares	10.41%
Dreyfus VIF Growth and Income Portfolio-Initial Shares	10.05%
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares	9.59%
Dreyfus Stock Index Fund-Initial Shares	10.95%
Janus Aspen Series - Balanced Portfolio - Institutional Shares	5.64%
Janus Aspen Series - Capital Appreciation Portfolio - Institutional Shares	8.05%
Janus Aspen Series - International Growth Portfolio - Institutional Shares	5.68%
Janus Aspen Series -Mid Cap Growth Portfolio - Service Shares	15.51%
Janus Aspen Series - Worldwide Growth Portfolio - Institutional Shares	5.98%
Merrill Lynch VSF - Basic Value V.I. Fund	9.66%
Merrill Lynch VSF - Domestic Money Market Fund	-0.15%
Merrill Lynch VSF - Global Allocation V.I. Fund	14.79%
Merrill Lynch VSF - High Current Income V.I. Fund	16.47%
PBHG Growth II Portfolio	10.82%
PBHG Mid-Cap Portfolio	11.97%
PBHG Select Value Portfolio	1.54%
PBHG Technology & Communications Portfolio	17.28%
Scudder VIT Funds EAFE® Equity Index Fund	6.87%
Scudder VIT Funds Small Cap Index Fund	16.75%
Strong Opportunity Fund II	15.44%
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I	2.25%
Van Kampen UIF U.S. Real Estate Portfolio-Class I	13.33%
*Performance figures are net of all the subaccounts charges, but do not reflect contingent deferred sales charges and contract maintenance fees.

My colleagues at Annuity Investors Life Insurance Company and I look forward to serving you in the future.

Sincerely,

Charles R. Scheper
President

VARIABLE ACCOUNT A

The Financial Statements of the following investment companies ("Registrant") are made a part hereof and incorporated herein:
Registrant	1940 Act Number
AIM V.I. Funds	811-07452
AIM V.I. Capital Development Fund-Series I Shares
AIM V.I. Government Securities Fund-Series I Shares
AIM V.I. Premier Equity Fund-Series I Shares
Dreyfus Variable Investment Fund	811-05125
Dreyfus VIF-Appreciation Portfolio-Initial Shares
Dreyfus VIF-Developing Leaders Portfolio-Initial Shares
Dreyfus VIF-Growth & Income Portfolio-Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares	811-07044
Dreyfus Stock Index Fund-Initial Shares	811-05179
Janus Aspen Series	811-07736
Janus Aspen Series Balanced Portfolio Institutional Shares
Janus Aspen Series Capital Appreciation Portfolio Institutional Shares
Janus Aspen Series International Growth Portfolio Institutional Shares
Janus Aspen Series Mid Cap Growth Portfolio Institutional Shares
Janus Aspen Series Worldwide Growth Portfolio Institutional Shares
Merrill Lynch Variable Series Funds, Inc.	811-03290
Merrill Lynch Basic Value V.I. Fund
Merrill Lynch Domestic Money Market V.I. Fund
Merrill Lynch Global Allocation V.I. Fund
Merrill Lynch High Current Income V.I. Fund
PBHG Insurance Series Fund, Inc.	811-08009
PBHG Growth II Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communication Portfolio
Scudder VIT Funds	811-07507
Scudder VIT EAFE Equity Index Fund
Scudder VIT Small Cap Index Fund
Scudder VIT Equity 500 Index Fund
Strong Opportunity Fund II	811-06522
Van Kampen-The Universal Institutional Funds, Inc.
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I
Van Kampen UIF U.S. Real Estate Portfolio-Class I

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THE COMMODORE®

Products issued by Annuity Investors Life Insurance Company®

P.O. Box 5423 Cincinnati, OH 45201-5423 (800) 789-6771 www.annuityinvestors.com

Principal Underwriter/Distributor: Great American AdvisorsSM, Inc.,
Member NASD and an affiliate of Annuity Investors Life Insurance Company,
525 Vine Street, Cincinnati, Ohio 45202

  For use with form: A800(NQ 96)-3, A800(Q 96)-3, C800(95)-3 or G800(95)-3

B1808303NW	(8/03)